UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 1, 2010

Hawkins, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 East Hennepin Avenue Minneapolis, MN		55413
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code   (612) 331-6910

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            ☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On June 1, 2010, Hawkins, Inc. issued a press release announcing financial results for its fiscal year ended March 28, 2010.  A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibit. Exhibit 99 - Press Release, dated June 1, 2010, announcing financial results of Hawkins, Inc. for its fiscal year ended March 28, 2010.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: June 1, 2010	By:	/s/ Kathleen P. Pepski

Kathleen P. Pepski
Vice President, Chief Financial Officer, and Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

99	Press Release, dated June 1, 2010, announcing financial results of Hawkins, Inc. for its fiscal year ended March 28, 2010.	Electronic Transmission